Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Ivan R. Sabel

hereby constitute and appoint Thomas F. Kirk, George E. McHenry and Thomas E. Hartman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hanger Orthopedic Group, Inc. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $200,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 4th day of November, 2010.

/s/ Ivan R. Sabel
Ivan R. Sabel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas P. Cooper

hereby constitute and appoint Thomas F. Kirk, George E. McHenry and Thomas E. Hartman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hanger Orthopedic Group, Inc. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $200,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 4th day of November, 2010.

/s/ Thomas P. Cooper
Thomas P. Cooper

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Cynthia L. Feldmann

hereby constitute and appoint Thomas F. Kirk, George E. McHenry and Thomas E. Hartman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hanger Orthopedic Group, Inc. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $200,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 4th day of November, 2010.

/s/ Cynthia L. Feldmann
Cynthia L. Feldmann

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Eric Green

hereby constitute and appoint Thomas F. Kirk, George E. McHenry and Thomas E. Hartman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hanger Orthopedic Group, Inc. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $200,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 4th day of November, 2010.

/s/ Eric Green
Eric Green

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Stephen Hare

hereby constitute and appoint Thomas F. Kirk, George E. McHenry and Thomas E. Hartman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hanger Orthopedic Group, Inc. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $200,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 4th day of November, 2010.

/s/ Stephen Hare
Stephen Hare

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Isaac Kaufman

hereby constitute and appoint Thomas F. Kirk, George E. McHenry and Thomas E. Hartman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hanger Orthopedic Group, Inc. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $200,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 4th day of November, 2010.

/s/ Isaac Kaufman
Isaac Kaufman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Peter Neff

hereby constitute and appoint Thomas F. Kirk, George E. McHenry and Thomas E. Hartman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hanger Orthopedic Group, Inc. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $200,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 4th day of November, 2010.

/s/ Peter Neff
Peter Neff

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Bennett Rosenthal

hereby constitute and appoint Thomas F. Kirk, George E. McHenry and Thomas E. Hartman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hanger Orthopedic Group, Inc. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $200,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 4th day of November, 2010.

/s/ Bennett Rosenthal
Bennett Rosenthal